FISCALNOTE ANNOUNCES ACQUISITION OF DRAGONFLY,

A LEADING GEOPOLITICAL DATA AND SECURITY INTELLIGENCE COMPANY FOR BUSINESS RISK DECISION-MAKERS AT BLUE-CHIP ORGANIZATIONS AROUND THE WORLD

Known for its Subscription Security Intelligence and Analysis Service SaaS Platform, Dragonfly Empowers Its Expansive, Diverse Base of Customers with Actionable Intelligence, Data, and Advisory for Mission-Critical Solutions

Dragonfly Broadens FiscalNote’s Geopolitical & Marketplace Portfolio, Provides High-Growth Annual Recurring Revenue, & Expands Global Customer Footprint

WASHINGTON, D.C. - Friday, January 27, 2023 – FiscalNote Holdings, Inc. (NYSE: NOTE) ("FiscalNote"), a leading AI-driven enterprise SaaS technology provider of global policy and market intelligence, today announced the acquisition of Dragonfly Eye Ltd. (“Dragonfly”), a UK-based geopolitical and security intelligence provider of actionable data and analysis delivered through Dragonfly’s SaaS-based, proprietary Security Intelligence and Analysis Service (SIAS) subscription platform and API.

With offices in London, New York, and Singapore - Dragonfly provides security, crisis management, and risk professionals at leading multinational companies, financial institutions, public sector entities, and NGOs with real-time mission-critical intelligence about potential and ongoing security risks to operations, early warning detection and forecasting to anticipate threats, risk rating systems around potential major disruptions, and access to key analysts and embedded intelligence. Dragonfly’s flagship SIAS platform is used by nearly half of the top 30 companies in the FTSE-500, and by 90% of the world’s top 11 banks.

“FiscalNote’s ambitious acquisition strategy continues to be fueled by a robust pipeline, with Dragonfly becoming our third announced M&A deal since our public listing,” said Tim Hwang, Chairman, CEO, and Co-founder, FiscalNote. “The addition of Dragonfly will power FiscalNote’s promising organic and inorganic revenue growth, broaden our global customer base, and provide significant upsell and cross-sell opportunities. Dragonfly’s recession-resilient and forward-looking solutions will help our customers advance business objectives while protecting their people, operations, assets, and brand with precision, leading to greater confidence and stability in a time of tumult and crises in every corner of the world.”

Dragonfly serves a global customer base facing unprecedented threats and risks to business operations and people, which can quickly become disruptive board-level and material concerns, requiring intensive and persistent monitoring and evaluation. These include ongoing supply chain disruptions, continuing COVID-19 outbreaks, rising terror incidents, surging cybercrime attacks and damage, and an increased focus on corporates by political activists. Dragonfly provides solutions by offering a forward-looking view of global risks and threats for strategic and tactical decision-making, opportunity identification, and risk mitigation. Dragonfly tracks hostile intent and sentiment, extremist propaganda, criminal threats, exposure of sensitive or privileged information, and other risks to customers from a range of actors - from fixed individuals to terrorist groups.

Dragonfly’s robust and comprehensive suite of market-leading products and services include:

•
Security Intelligence & Analysis Service (SIAS): the essential subscription-based SaaS platform for corporate security and crisis management professionals, featuring all-source intelligence from the widest range of open and human sources, surface and dark web, and third-party datasets which are fed into proprietary methodology to produce Risk Ratings, identify underlying trends, and formulate risk intelligence strategies.
•
TerrorismTracker: the definitive, industry-leading databank for counter-terrorism professionals, tracking and analyzing almost 70,000 incidents and plots and updated daily with activity that is geolocated, summarized, and indexed by 17 different categories.
•
Protective Intelligence and Political Risk Advisory: customized services safeguard people, organizations, events, brands, and assets from threats by adding a layer of investigative, counter-intelligence, and cyber security methods, while also forecasting political risks in emerging markets to support investor decision-making and security evaluation.

The addition of Dragonfly provides a number of benefits to FiscalNote’s business and customers:

•
a highly successful, recession-resilient, and stable subscription-driven business - a long-term growth compounder fueled by double-digit, year-over-year growth; an average customer lifespan of more than three years; a net customer retention rate consistently exceeding 100 percent; and a geographic- and industry-diverse global base of blue-chip clients.
•
upsell and cross-sell opportunities that expand and amplify FiscalNote’s product toolkit - bolstering FiscalNote’s ‘land-and-expand’ strategy & driving further revenue opportunities.
•
development of an enhanced offering combining FiscalNote’s Predata platform of security intelligence for public sector clients with Dragonfly’s expertise in security and risk intelligence for private, commercial sector clients.

Dragonfly has 2022 unaudited revenue of approximately ₤6m GBP, the majority of which is annual recurring revenue (ARR). The company is accretive to FiscalNote's Adjusted EBITDA upon acquisition.

“Dragonfly supplements and strengthens the robust suite of turnkey products within our Geopolitical & Market Intelligence portfolio, allowing FiscalNote to expand into a strategic adjacent market, reach new customer personas in a rapidly growing, in-demand space, and provide even more value for the world’s most important decision-makers,” said FiscalNote’s President & Chief Operating Officer, Josh Resnik. “Dragonfly’s security-based SaaS platform aligns with our existing products by offering tactical, actionable solutions in operational planning for corporate security leaders who are an increasingly strategic and essential function within the enterprise.”

“We set out to find a partner who shared our vision for technology-driven, client-focused, actionable, and forward-looking intelligence, and we are delighted to be joining FiscalNote, which so closely mirrors our approach and aspirations,” said Dragonfly’s CEO, David Claridge. “This combination significantly strengthens our ability to build upon our established reputation as a geopolitical and security risk intelligence service with FiscalNote’s technological expertise and exceptional stable of businesses focused on geopolitical and market intelligence.”

FiscalNote’s acquisition of Dragonfly closed with a transaction multiple in line with the company's historical acquisitions. Cowen acted as exclusive financial advisor and BCPL acted as exclusive legal advisor to Dragonfly with respect to the transaction.

About FiscalNote
FiscalNote (NYSE: NOTE) is a leading technology provider of global policy and market intelligence. By uniquely combining AI technology, actionable data, and expert and peer insights, FiscalNote empowers customers to manage policy, address regulatory developments, and mitigate global risk. Since 2013, FiscalNote has pioneered technology that delivers mission-critical insights and the tools to turn them into action. Home to CQ, Equilibrium, FrontierView, Oxford Analytica, VoterVoice, and many other industry-leading brands, FiscalNote serves more than 5,000 customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its family of brands, visit FiscalNote.comand follow @FiscalNote.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources, and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may impact such forward-looking statements include those discussed under the caption "Risk Factors" in FiscalNote’s Current Report on Form 8-K filed with the SEC on August 2, 2022 and other filings with the SEC. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact:

Media

Nicholas Graham

FiscalNote

press@fiscalnote.com

Investors

Sara Buda

FiscalNote

IR@fiscalnote.com

Source: FiscalNote